Exhibit 99.1

DarkPulse, Inc. Signs Consultancy Agreement with BX3 to Ignite Company Sales Across Middle East, Africa and Asia

BX3 is a global consultancy firm with expertise along multiple industries and markets

NEW YORK, New York, September 4, 2025, DarkPulse, Inc. (OTCID: DPLS) (“DarkPulse”, “DPLS", or the “Company") today announced the signing of a contract for services with BX3 International FZ-LLC (“BX3”) as the Company pursues contract opportunities across global government and commercial sectors utilizing the strategic expertise of BX3 to develop, secure, and support contract opportunities. Additionally, BX3 will provide business intelligence, market access strategy, and contract capture services, including representation and advocacy for the Company. BX3 will provide services in the Middle East, North Africa, and Southwest Asia for both Commercial and Government opportunities including perimeter security technology deployments and Infrastructure monitoring deployments.

“BX3’s team brings a wealth of expertise that will assist DarkPulse with its endeavor to deploy our sensor systems along national borders, and critical infrastructure,” said Dennis O’Leary, DarkPulse’s founder and CEO. He continued, “Both BX3 and DarkPulse are now strategically positioned at a time when advanced technologies are critical to addressing regional and global security challenges. DarkPulse can now deliver its innovative sensing technologies unseen withing the industry and BX3 is committed to delivering the local insight, government engagement, and operational expertise needed to support DarkPulse in successfully expanding its footprint and deploying innovative solutions.”

About DarkPulse, Inc.

DarkPulse, Inc. uses advanced laser-based monitoring systems to provide rapid and accurate monitoring of temperatures, strains, and stresses. The Company’s technology excels when applied to live, dynamic critical infrastructure and structural monitoring, including pipeline monitoring, perimeter and structural surveillance, aircraft structural components and mining safety. The Company's fiber-based monitoring systems can assist markets that are not currently served, and its unique technology covers extended areas and any event that is translated into the detection of a change in strain or temperature. In addition to the Company’s ongoing efforts with respect to the marketing and sales of its technology products and services to its customers, the Company also continues to explore potential strategic alliances through joint venture and licensing opportunities to further expand its global market position. For more information, visit www.DarkPulse.com

About BX3 International

BX3 International is a global consulting firm operating in the Middle East, Africa, and Southwest Asia. Fully licensed in Dubai, BX3 combines regional compliance with the ability to operate worldwide, partnering with vetted and experienced organizations across the region.

The BX3 leadership team has a proven history of helping multinational clients establish compliant operations, obtain licenses, and successfully navigate complex regulatory environments. Key services include government relations, business intelligence, and market access strategies, with expertise in defense, security, aviation, and infrastructure sectors.

Through its partnership with DarkPulse, BX3 will provide the local insight and operational depth needed to accelerate market entry, enhance regulatory compliance, and deliver operational excellence.

Media Contact

PR@DarkPulse.com

Safe Harbor Statement

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the "safe harbor" created by those sections. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as "believe," "expect," "may," "should," "could," "seek," "intend," "plan," "goal," "estimate," "anticipate" or other comparable terms. All statements other than statements of historical facts included in this news release regarding our strategies, prospects, financial condition, operations, costs, plans, and objectives are forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: our ability to successfully market our products and services; the acceptance of our products and services by customers; our continued ability to pay operating costs and ability to meet demand for our products and services; the amount and nature of competition from other security and telecom products and services; the effects of changes in the cybersecurity and telecom markets; our ability to successfully develop new products and services; our success establishing and maintaining collaborative, strategic alliance agreements, licensing and supplier arrangements; our ability to comply with applicable regulations; and the other risks and uncertainties described in our prior filings with the Securities and Exchange Commission. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether because of new information, future developments or otherwise.